SUPPLEMENT DATED JULY 8, 2016

 FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2016

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2016

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2016

Clark D. Wagner has been named President of Foresters Investment Management Company, Inc., the investment adviser to the First Investors Funds. Rajeev Sharma has been named Director of Fixed Income at Foresters Investment Management Company, Inc., succeeding Mr. Wagner in that role.  As a result, please note the following changes to the First Investors Funds prospectuses listed above:

1.	All references to Clark D. Wagner as “Director of Fixed Income” are hereby replaced with “President of FIMCO”.

2.	All references to Rajeev Sharma are supplemented to include his new title, “Director of Fixed Income”.

3.
All references to Clark D. Wagner as a portfolio manager of the First Investors Limited Duration High Quality Bond Fund or First Investors Life Series Limited Duration High Quality Bond Fund are deleted.

4.	In the “Fund Management in Greater Detail” section of each prospectus listed above:

•
The disclosure stating the “Clark D. Wagner has served as Director of Fixed Income since 2001” is deleted in its entirety and replaced with “Clark D. Wagner has served as the President of FIMCO since 2016 and served as the Director of Fixed Income from 2001-2016.”

•	The following is added as the second to last sentence of the paragraph related to Rajeev Sharma: “Mr. Sharma has served as Director of Fixed Income since 2016.”

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Please retain this Supplement for future reference.
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